Exhibit 10.3

SUBSCRIPTION AGREEMENT

Schultze Special Purpose Acquisition Corp.

800 Westchester Avenue, Suite 632

Rye Brook, NY 10573

Ladies and Gentlemen:

In connection with the proposed business combination (the “Transaction”) between Schultze Special Purpose Acquisition Corp., a Delaware corporation (the “Company”), and Clever Leaves International Inc., a corporation organized under the laws of British Columbia, Canada (“Clever Leaves”), pursuant to that certain Amended and Restated Business Combination Agreement, dated as of November 9, 2020 (the “Business Combination Agreement”), by and among the Company, Clever Leaves, Clever Leaves Holdings Inc., a corporation organized under the laws of British Columbia, Canada (“Holdco”), and Novel Merger Sub Inc. a Delaware corporation, (a) the undersigned desires to subscribe for and purchase from the Company, and the Company desires to sell to the undersigned, that number of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), set forth on the signature page hereof for a purchase price of $9.50 per share (the “Per Share Price”), for the aggregate subscription amount set forth on the signature page hereto (the “Purchase Price”), on the terms and subject to the conditions contained herein; and (b) certain other investors have entered into subscription agreements with the Company and Holdco substantially similar to this Subscription Agreement, pursuant to which such other investors have agreed to subscribe for and purchase, and the Company has agreed to issue and sell to such other investors, on the Transaction Closing Date (as defined below), shares of Common Stock at the Per Share Price (the “Other Subscription Agreements”). Capitalized terms used but not defined herein shall have the respective meanings set forth in the Business Combination Agreement. In connection therewith, the undersigned, the Company and Holdco agree as follows:

1. Subscription. The undersigned hereby subscribes for and agrees to purchase from the Company such number of shares of Common Stock as is set forth on the signature page of this Subscription Agreement (collectively, the “SPAC Shares”) on the terms and subject to the conditions provided for herein, and the undersigned, the Company and Holdco acknowledge and agree that, substantially concurrent with the consummation of the Transaction, each SPAC Share will automatically be exchanged for one share of Holdco’s common stock pursuant to the terms of the Business Combination Agreement (collectively, the “Holdco Shares”, and together with the SPAC Shares, the “Shares”). The undersigned understands and agrees that the Company reserves the right to accept or reject the undersigned’s subscription for the SPAC Shares for any reason or for no reason, in whole or in part, at any time prior to its acceptance by the Company, and the same shall be deemed to be accepted by the Company only when this Subscription Agreement is signed by a duly authorized person by or on behalf of the Company; the Company may do so in counterpart form.

2. Closing. The closing of the sale of the SPAC Shares contemplated hereby (the “Closing”) is contingent upon the substantially concurrent consummation of the Transaction and the satisfaction or waiver of the conditions precedent set forth in Section 3. The Closing shall occur on the date of, and immediately prior to, the consummation of the Transaction (the “Transaction Closing Date”). Not less than five (5) business days prior to the scheduled Transaction Closing Date, the Company shall provide written notice to the undersigned (the “Closing Notice”) specifying: (a) the scheduled Transaction Closing Date, (b) that the Company reasonably expects all conditions to the closing of the Transaction to be satisfied or waived by such date, and (c) instructions for wiring the Purchase Price to the Escrow Account (as defined below). The undersigned shall deliver to Continental Stock Transfer & Trust Company, as escrow agent (the “Escrow Agent”), at least two (2) business days prior to the scheduled Transaction Closing Date specified in the Closing Notice, the Purchase Price, which shall be held in a segregated escrow account for the benefit of the undersigned (the “Escrow Account”) until the Closing pursuant to the terms of a customary escrow agreement, which shall be on terms and conditions reasonably satisfactory to the undersigned and the Company (the “Escrow Agreement”), to be entered into by the Company and the Escrow Agent, by wire transfer of United States dollars in immediately available funds to the Escrow Account in accordance with the wire instructions specified in the Closing Notice. On the Transaction Closing Date, Holdco shall deliver (or cause the delivery of) the Holdco Shares in book-entry form to the undersigned or to a custodian designated by undersigned, as applicable, as indicated below. Upon consummation of the Transaction, the Company’s receipt of written confirmation from the undersigned that the conditions set forth in Section 3 have been satisfied (or waived by the undersigned), and delivery of the Holdco Shares to the undersigned (or its nominee or custodian, if applicable), the Company shall provide notice to the Escrow Agent and the Purchase Price shall be released from the Escrow Account automatically and without further action by the Company or the undersigned. This Subscription Agreement shall terminate and be of no further force or effect, without any liability to either party hereto, if the Company notifies the undersigned in writing that it has abandoned its plans to move forward with the Transaction. If (i) this Subscription Agreement terminates following the delivery by the undersigned of the Purchase Price, (ii) the Closing has not occurred within ten (10) calendar days of the scheduled Transaction Closing Date specified in the Closing Notice, or (iii) the Transaction is not consummated within one (1) business day of the Closing, the Company shall cause the Escrow Agent to promptly (but in no event more than two (2) business days after the date of such termination, the end of such ten (10)-calendar day period, or the end of such one (1)-business day period, as applicable) return the Purchase Price to the undersigned (in accordance with wire instructions to be provided by the undersigned to the Company) (and, in the case of clause (iii), any book entries for the Holdco Shares shall be deemed cancelled).

3. Closing Conditions. The Closing shall be subject to the satisfaction on the Transaction Closing Date, or the waiver by each of the parties hereto, of each of the following conditions:

a. all representations and warranties of the Company, Holdco and the undersigned contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Company Material Adverse Effect or Holdco Material Adverse Effect (each as defined herein), which representations and warranties shall be true in all respects) at and as of the Transaction Closing Date (or, with respect to any representations and warranties made as of a specific date, as of such specific date), and consummation of the Closing shall constitute a reaffirmation by each of the Company, Holdco and the undersigned of each of the representations, warranties and agreements of such party contained in this Subscription Agreement as of the Transaction Closing Date, but in each case without giving effect to consummation of the Transaction;

b. no applicable governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby, and no governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such restraint or prohibition;

c. no suspension of the qualification of the Shares for offering or sale or trading in any jurisdiction of competent jurisdiction in which such Shares are being offered and sold, or initiation or threatening of any proceedings for any of such purposes, shall have occurred;

d. each of the Company and the undersigned shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing, except where the failure of such performance or compliance would not or would not reasonably be expected to prevent, materially delay, or materially impair the ability of the parties to consummate the Closing;

e. all conditions precedent to the closing of the Transaction set forth in the Business Combination Agreement, including the approval of the Company’s stockholders, shall have been satisfied or, to the extent permitted by applicable law (and except as provided in Section 3(f)), waived (other than those conditions which, by their nature, can only be satisfied at the closing of the Transaction, but subject to satisfaction of such conditions as of the closing of the Transaction); and

f. with respect to the undersigned’s obligation to consummate the Closing, no amendment, modification or waiver of (i) any provision of the Business Combination Agreement shall have occurred that would reasonably be expected to materially and adversely affect the rights, obligations and/or economic benefits that the undersigned would reasonably expect to receive under this Subscription Agreement (including, without limitation, the economic benefits to the undersigned of being an equity holder of Holdco), (ii) Section 9.03(f) of the Business Combination Agreement, or (iii) Section 3.1(e) of the Plan of Arrangement, in the form attached hereto as Exhibit A, or Article 28 of the articles of Holdco, in the form attached hereto as Exhibit B, in each case, without having received the undersigned’s prior written consent (not to be unreasonably withheld, conditioned or delayed).

4. Further Assurances. The Company and Holdco shall give the undersigned prompt written notice of any amendment, modification or waiver of any provision of the Business Combination Agreement, the Plan of Arrangement, the Holdco Articles or the Calculation Methodology. At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the subscription as contemplated by this Subscription Agreement.

5. Company Representations and Warranties. The Company represents and warrants to the undersigned, as of the date hereof and as of the Closing, that:

a. The Company has been duly incorporated, is validly existing and is in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted.

b. The SPAC Shares have been duly authorized and, when issued and delivered to the undersigned against full payment therefor in accordance with the terms of this Subscription Agreement, the SPAC Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s Amended and Restated Certificate of Incorporation or bylaws, under any agreement or instrument to which the Company is a party or by which the Company is bound, or under the laws of the State of Delaware.

c. This Subscription Agreement, the Other Subscription Agreements and the Business Combination Agreement (collectively, the “Transaction Documents”) have been duly authorized, executed and delivered by the Company and are the valid and binding obligation of the Company and are enforceable against the Company in accordance with their terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

d. The issuance and sale of the SPAC Shares, the execution and delivery by the Company of the Transaction Documents, and the compliance by the Company with all of the provisions of the Transaction Documents, and the consummation of the transactions contemplated herein and therein, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, which would have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of the Company (a “Company Material Adverse Effect”) or materially affect the validity of the SPAC Shares or the legal authority of the Company to comply in all material respects with the terms of this Subscription Agreement and the other Transaction Documents; (ii) result in any violation of the provisions of the organizational documents of the Company; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties that would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or materially affect the validity of the SPAC Shares or the legal authority of the Company to comply with the terms of this Subscription Agreement and the other Transaction Documents.

e. The Company has delivered to the undersigned a true, correct and complete copy of each of the Transaction Documents, including any amendments or modifications thereto and any written waivers of any conditions thereunder.

f. Assuming the accuracy of the undersigned's representations and warranties set forth in Section 7, no registration under the Securities Act of 1933, as amended (the “Securities Act”) is required for the offer and sale of the SPAC Shares by the Company to the undersigned in the manner contemplated by this Subscription Agreement.

g. Neither the Company nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) in connection with any offer or sale of the SPAC Shares.

6. Holdco Representations and Warranties. Holdco represents and warrants to the undersigned, as of the date hereof and as of the Closing, that:

a. Holdco has been duly incorporated, is validly existing and is in good standing under the laws of British Columbia, Canada, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted.

b. When issued and delivered to the undersigned in exchange for the SPAC Shares, the Holdco Shares will be duly authorized, validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under Holdco’s organizational documents, under any agreement or instrument to which Holdco is a party or by which Holdco is bound, or under the laws of British Columbia, Canada.

c. The Transaction Documents have been duly authorized, executed and delivered by Holdco and are the valid and binding obligation of Holdco and are enforceable against Holdco in accordance with their terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

d. The issuance of the Holdco Shares, the execution and delivery by Holdco of the Transaction Documents, and the compliance by Holdco with all of the provisions of the Transaction Documents, and the consummation of the transactions contemplated herein and therein, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Holdco or any of its subsidiaries pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Holdco or any of its subsidiaries is a party or by which Holdco or any of its subsidiaries is bound or to which any of the property or assets of Holdco or any of its subsidiaries is subject, which would have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of Holdco (a “Holdco Material Adverse Effect”) or materially affect the validity of the Holdco Shares or the legal authority of Holdco to comply in all material respects with the terms of this Subscription Agreement and the other Transaction Documents; (ii) result in any violation of the provisions of the organizational documents of Holdco; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Holdco or any of its properties that would reasonably be expected to have, individually or in the aggregate, a Holdco Material Adverse Effect or materially affect the validity of the Holdco Shares or the legal authority of Holdco to comply with the terms of this Subscription Agreement and the other Transaction Documents.

e. Assuming the accuracy of the undersigned's representations and warranties set forth in Section 7, no registration under the Securities Act is required for the issuance of the Holdco Shares to the undersigned in exchange for the SPAC Shares in the manner contemplated by the Business Combination Agreement.

7. Subscriber Representations and Warranties. The undersigned represents and warrants to the Company, as of the date hereof and as of the Closing, that:

a. The undersigned is (i) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or (ii) an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), in each case, satisfying the requirements set forth on Schedule A, and is acquiring the Shares only for his, her or its own account and not for the account of others, and not on behalf of any other account or person or with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information on Schedule A following the signature page hereto). The undersigned is not an entity formed for the specific purpose of acquiring the Shares.

b. The undersigned understands that the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Shares have not been registered under the Securities Act. The undersigned understands that the Shares may not be resold, transferred, pledged or otherwise disposed of by the undersigned absent an effective registration statement under the Securities Act except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii) in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates representing the Shares shall contain a legend to such effect. The undersigned acknowledges that the Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. The undersigned acknowledges the Shares will be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act and the undersigned understands that any certificates representing the Shares will contain a legend in respect of such restrictions. The undersigned agrees that if any transfer of the Shares or any interest therein is proposed to be made (other than a transfer pursuant to the Registration Statement (as defined below) or Rule 144), as a condition precedent to any such transfer, the undersigned may be required to deliver to the Company an opinion of counsel satisfactory to the Company. The undersigned further acknowledges that because the Company is a shell company, Rule 144 may not be available to the undersigned for the resale of the Shares until one (1) year following consummation of the Transaction, despite technical compliance with the requirements of Rule 144 and the release or waiver of any contractual transfer restrictions. The undersigned understands and agrees that the Shares will be subject to transfer restrictions and, as a result of these transfer restrictions, the undersigned may not be able to readily resell the Shares and may be required to bear the financial risk of an investment in the Shares for an indefinite period of time. The undersigned understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Shares.

c. The undersigned understands and agrees that the undersigned is purchasing the SPAC Shares directly from the Company. The undersigned further acknowledges that there have been no representations, warranties, covenants and agreements made to the undersigned by the Company, or its officers or directors, expressly or by implication, other than those representations, warranties, covenants and agreements included in this Subscription Agreement.

d. The undersigned’s acquisition and holding of the Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, Section 4975 of the Internal Revenue Code of 1986, as amended, or any applicable similar law.

e. The undersigned acknowledges and agrees that the undersigned has received such information as the undersigned deems necessary in order to make an investment decision with respect to the Shares. Without limiting the generality of the foregoing, the undersigned acknowledges that it has reviewed the Transaction Documents provided to the undersigned by the Company. The undersigned represents and agrees that the undersigned and the undersigned’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as the undersigned and such undersigned’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares.

f. The undersigned became aware of this offering of the Shares solely by means of direct contact between the undersigned, the Company and Holdco and representatives of the Company and Holdco, and the Shares were offered to the undersigned solely by direct contact between the undersigned, the Company and Holdco and representatives of the Company and Holdco. The undersigned did not become aware of this offering of the Shares, nor were the Shares offered to the undersigned, by any other means. The undersigned acknowledges that each of the Company and Holdco represents and warrants that the Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

g. The undersigned acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Shares. The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and the undersigned has sought such accounting, legal and tax advice as the undersigned has considered necessary to make an informed investment decision.

h. The undersigned has adequately analyzed and fully considered the risks of an investment in the Shares and determined that the Shares are a suitable investment for the undersigned and that the undersigned is able at this time and in the foreseeable future to bear the economic risk of a total loss of the undersigned’s investment in the Company and Holdco. The undersigned acknowledges specifically that a possibility of total loss exists.

i. In making its decision to purchase the Shares, the undersigned has relied solely upon independent investigation made by the undersigned. Without limiting the generality of the foregoing, the undersigned has not relied on any statements or other information provided by the Placement Agent (as defined below) concerning the Company, Holdco or the Shares or the offer and sale of the Shares.

j. The undersigned understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Shares or made any findings or determination as to the fairness of this investment.

k. The undersigned has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation.

l. The execution, delivery and performance by the undersigned of this Subscription Agreement are within the powers of the undersigned, have been duly authorized and will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the undersigned is a party or by which the undersigned is bound, and, if the undersigned is not an individual, will not violate any provisions of the undersigned’s charter documents, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable. The signature on this Subscription Agreement is genuine, and the signatory, if the undersigned is an individual, has legal competence and capacity to execute the same or, if the undersigned is not an individual, the signatory has been duly authorized to execute the same, and this Subscription Agreement constitutes a legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms.

m. Neither the due diligence investigation conducted by the undersigned in connection with making its decision to acquire the Shares nor any representations and warranties made by the undersigned herein shall modify, amend or affect the undersigned’s right to rely on the truth, accuracy and completeness of the Company’s and Holdco’s representations and warranties contained herein.

n. The undersigned is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (collectively, a “Prohibited Investor”). The undersigned agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the undersigned is permitted to do so under applicable law. If the undersigned is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), the undersigned maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act.  To the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by the undersigned and used to purchase the Shares were legally derived.

o. No disclosure or offering document has been prepared by Canaccord Genuity Group Inc. (the “Placement Agent”) or any of its affiliates in connection with the offer and sale of the Shares.

p. The Placement Agent and its directors, officers, employees, representatives and controlling persons have made no independent investigation with respect to the Company, Holdco or the Shares or the accuracy, completeness or adequacy of any information supplied to the undersigned by the Company or Holdco.

q. In connection with the issue and purchase of the Shares, the Placement Agent has not acted as the undersigned’s financial advisor or fiduciary.

r. If the undersigned is a resident or subject to the laws of Canada, the undersigned hereby declares, represents, warrants and agrees as set forth in the attached Schedule B.

8. Registration Rights.

a. In the event that the Holdco Shares are not registered in connection with the consummation of the Transaction, Holdco agrees that, within thirty (30) calendar days after the consummation of the Transaction (the “Filing Date”), Holdco will file with the Securities and Exchange Commission (the “SEC”) (at Holdco’s sole cost and expense) a registration statement (the “Registration Statement”) registering such resale, and Holdco shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof and no later than ninety (90) days (or forty-five (45) days if the SEC notifies the Company that it will not “review” the Registration Statement) after the Transaction Closing Date (as applicable, the “Effectiveness Date”); provided, however, that if the SEC is closed for operations due to a government shutdown, the Effectiveness Date shall be extended by the same number of days that the SEC remains closed for operations, provided, further, that Holdco’s obligations to include the Holdco Shares in the Registration Statement are contingent upon the undersigned furnishing in writing to Holdco such information regarding the undersigned, the securities of Holdco held by the undersigned and the intended method of disposition of the Holdco Shares as shall be reasonably requested by Holdco to effect the registration of the Holdco Shares, and shall execute such documents in connection with such registration as Holdco may reasonably request that are customary of a selling stockholder in similar situations. For purposes of clarification, any failure by Holdco to file the Registration Statement by the Filing Date or to effect such Registration Statement by the Effectiveness Date shall not otherwise relieve Holdco of its obligations to file or effect the Registration Statement as set forth above in this Section 8.

b. In the case of the registration, qualification, exemption or compliance effected by Holdco pursuant to this Subscription Agreement, Holdco shall, upon reasonable request, inform the undersigned as to the status of such registration, qualification, exemption and compliance. At its expense Holdco shall:

(i) except for such times as Holdco is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which Holdco determines to obtain, continuously effective with respect to the undersigned, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, until the earliest of (A) the date on which all of the Holdco Shares held by the undersigned may be sold without restriction under Rule 144 promulgated under the Securities Act, including, without limitation, any volume and manner of sale restrictions which may be applicable to Affiliates (as defined in Rule 144) under Rule 144, and without the requirement for Holdco to be in compliance with the current public information required under Rule 144(c)(1) or Rule 144(i)(2), as applicable, (B) the date on which the undersigned ceases to hold any Holdco Shares acquired pursuant to this Subscription Agreement, and (C) the second anniversary of the Transaction Closing Date; provided that the period under this clause (C) shall be extended by the same number of days that the Registration Statement is suspended in accordance with Section 8(c).

(ii) advise the undersigned within five (5) business days:

(1)	when a Registration Statement or any amendment thereto has been filed with the SEC and when such Registration Statement or any post-effective amendment thereto has become effective;

(2)	of any request by the SEC for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

(3)	of the issuance by the SEC of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;

(4)	of the receipt by Holdco of any notification with respect to the suspension of the qualification of the Holdco Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(5)	subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

Notwithstanding anything to the contrary set forth in the foregoing clause (ii), Holdco shall not, when so advising the undersigned of the events listed in (1) through (5) above, provide the undersigned with any material, nonpublic information regarding Holdco (other than to the extent that providing notice to the undersigned of the occurrence of the events listed in (1) through (5) above constitutes material, nonpublic information regarding Holdco);

(iii) use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

(iv) upon the occurrence of any event contemplated in Sections 8(b)(ii)(2)-(5) above, except for such times as Holdco is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, Holdco shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Holdco Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(v) use its commercially reasonable efforts to cause all Holdco Shares to be listed on each securities exchange or market, if any, on which Holdco’s common stock is listed; and

(vi) use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Holdco Shares contemplated hereby and to enable the undersigned to sell the Holdco Shares under Rule 144.

c. Notwithstanding anything to the contrary in this Subscription Agreement, Holdco shall be entitled to delay or postpone the effectiveness of the Registration Statement, and from time to time to require the undersigned not to sell under the Registration Statement or to suspend the effectiveness thereof, if the negotiation or consummation of a transaction by Holdco or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event Holdco's board of directors reasonably believes would require additional disclosure by Holdco in the Registration Statement of material information that Holdco has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of Holdco's board of directors to cause the Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance, a “Suspension Event”); provided, however, that Holdco may not delay or suspend the Registration Statement on more than two occasions in any twelve (12) month period or for more than sixty (60) consecutive calendar days, or more than ninety (90) total calendar days, in each case during any twelve (12) month period. Upon receipt of any written notice from Holdco of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, the undersigned agrees that it will (i) immediately discontinue offers and sales of the Holdco Shares under the Registration Statement until the undersigned receives copies of a supplemental or amended prospectus (which Holdco agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by Holdco that it may resume such offers and sales, and (ii) maintain the confidentiality of any information included in such written notice delivered by Holdco unless otherwise required by applicable law or subpoena.

d. The undersigned may deliver written notice (an “Opt-Out Notice”) to Holdco requesting that the undersigned not receive notices from Holdco otherwise required by this Section 8; provided, however, that the undersigned may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from the undersigned (unless subsequently revoked), (i) Holdco shall not deliver any such notices to the undersigned and the undersigned shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to the undersigned's intended use of an effective Registration Statement, the undersigned will notify Holdco in writing at least two (2) business days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 8(d)) and the related suspension period remains in effect, Holdco will so notify the undersigned, within one (1) business day of the undersigned's notification to Holdco, by delivering to the undersigned a copy of such previous notice of Suspension Event, and thereafter will provide the undersigned with the related notice of the conclusion of such Suspension Event immediately upon its availability

e. Holdco shall indemnify, defend and hold harmless the undersigned (to the extent a seller under the Registration Statement), the officers, directors, partners, members, managers, stockholders and agents of the undersigned, and each person who controls the undersigned (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation by Holdco of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Section 8, except to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding the undersigned furnished in writing to Holdco by the undersigned expressly for use therein or the undersigned has omitted a material fact from such information or otherwise violated the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder; provided, however, that the indemnification contained in this Section 8 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of Holdco (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall Holdco be liable for any Losses to the extent they arise out of or are based upon a violation which occurs solely as a result of (A) if Holdco has made available to the undersigned a prospectus in accordance with this Section 8, the failure of the undersigned to deliver or cause to be delivered such prospectus to a purchaser of Holdco Shares from the undersigned pursuant to the Registration Statement in a timely manner, (B) an offer or sale of Holdco Shares effected by the undersigned by means of a freewriting prospectus (as defined in Rule 405) that was not authorized in writing by Holdco, or (C) an offer or sale of Holdco Shares effected by the undersigned pursuant to the Registration Statement in violation of Section 8(c). Holdco shall notify the undersigned promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 8 of which Holdco is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Holdco Shares by the undersigned.

f. The undersigned shall indemnify and hold harmless Holdco, its directors, officers, partners, members, managers, stockholders and agents and each person who controls Holdco (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against all Losses, as incurred, that arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding the undersigned furnished in writing to Holdco by the undersigned expressly for use therein; provided, however, that the indemnification contained in this Section 8 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the undersigned (which consent shall not be unreasonably withheld, conditioned or delayed). In no event shall the liability of the undersigned be greater in amount than the dollar amount of the net proceeds received by the undersigned upon the sale of the Holdco Shares giving rise to such indemnification obligation. The undersigned shall notify Holdco promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 8 of which the undersigned is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Holdco Shares by the undersigned.

9. Lock-Up. The undersigned acknowledges and agrees that, without the prior written consent of the Company, during the period commencing on the Transaction Closing Date and continuing until the forty-fifth (45th) day following the Transaction Closing Date, the undersigned shall not (a) sell, assign, transfer (including by operation of law), incur any liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements or other restrictions on title or transfer of any nature whatsoever, dispose of or otherwise encumber (each, a “Transfer”), (b) make any short sale of, grant any option for the purchase of, or (c) enter into any hedging or similar transaction with the same economic effect as a Transfer of, any of the Holdco Shares. The Company may impose stop-transfer instructions and may stamp each certificate representing the Holdco Shares with an appropriate legend to enforce the provisions of the foregoing sentence. Any purported Transfer or other transaction in violation of this Section 9 shall be null and void.

10. Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) such date and time as the Business Combination Agreement is terminated in accordance with its terms without the Transaction being consummated, (b) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, (c) if any of the conditions to Closing set forth in Section 3 of this Subscription Agreement are not satisfied or waived by each of the parties hereto on or prior to the Transaction Closing Date and, as a result thereof, the transactions contemplated by this Subscription Agreement are not consummated on such date, or (d) December 31, 2020; provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. If the transactions contemplated by the Business Combination Agreement are not consummated, then rights and obligations of Holdco shall terminate without any further liability on the part of Holdco. The Company shall promptly notify the undersigned of the termination of the Business Combination Agreement after the termination of such agreement.

11. Trust Account Waiver. The undersigned acknowledges that the Company is a blank check company with the powers and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving the Company and one or more businesses or assets. The undersigned further acknowledges that, as described in the Company’s prospectus relating to its initial public offering dated December 10, 2018 (the “Prospectus”) available at www.sec.gov, substantially all of the Company’s assets consist of the cash proceeds of the Company’s initial public offering and private placement of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of the Company and its public stockholders. For and in consideration of the Company entering into this Subscription Agreement, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby irrevocably waives any and all right, title and interest, or any claim of any kind it has or may have in the future, in or to any monies held in the Trust Account, and agrees not to seek recourse against the Trust Account as a result of, or arising out of, this Subscription Agreement.

12. Notices. Any notice or communication to a party hereto required or permitted hereunder shall be in writing and either delivered personally, emailed, sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (a) when so delivered personally, (b) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (c) five (5) business days after the date of mailing to the address or email address of such party set forth beneath such party’s signature hereto (or to such other address or email address as a party may hereafter designate by notice given to the other parties in accordance with this Section 12).

13. Miscellaneous.

a. Neither this Subscription Agreement nor any rights that may accrue to the undersigned hereunder (other than the Shares acquired hereunder, if any) may be transferred or assigned.

b. The Company may request from the undersigned such additional information as the Company may deem necessary to evaluate the eligibility of the undersigned to acquire the Shares, and the undersigned shall provide such information as may reasonably be requested, to the extent readily available and to the extent consistent with its internal policies and procedures.

c. The undersigned acknowledges that the Company, Holdco, the Placement Agent and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, the undersigned agrees to promptly notify the Company if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate. The undersigned agrees that each purchase by the undersigned of Shares from the Company will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the undersigned as of the time of such purchase. The undersigned further acknowledges and agrees that the Placement Agent is a third-party beneficiary of the representations and warranties of the undersigned contained in Section 7 of this Subscription Agreement. Holdco acknowledges and agrees that the undersigned’s officers, directors, partners, members, managers, stockholders and agents, and each person who controls the undersigned (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), are third-party beneficiaries of Holdco’s indemnification obligations set forth in Section 8(e).

d. Each of the Company and the undersigned is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

e. All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

f. This Subscription Agreement may not be modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or termination is sought.

g. This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. Except as otherwise expressly set forth in subsection (c) of this Section 13, this Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and assigns.

h. Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

i. If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

j. This Subscription Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

k. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

l. THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS SUBSCRIPTION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

m. THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, THE SUPREME COURT OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF NEW YORK SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS SUBSCRIPTION AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY AGREE NOT TO ASSERT AS A DEFENSE IN ANY SUCH ACTION, SUIT OR PROCEEDING THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS SUBSCRIPTION AGREEMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH A NEW YORK STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF ANY SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 12 OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

Name of Investor:	State/Country of Formation or Domicile:

By:
Name:
Title:

Name in which shares are to be registered (if different):	Date: __________________, 2020

Investor’s EIN:

Business Address-Street:	Mailing Address (for notices)-Street (if different):

City, State, Zip:	City, State, Zip:

Attn: ___________________________	Attn: ___________________________

Telephone No.:	Telephone No.:

Email:	Email:

Number of SPAC Shares subscribed for:

Aggregate Subscription Amount: $	Price Per Share: $9.50

You must pay the Subscription Amount by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice. To the extent the offering is oversubscribed, the number of SPAC Shares received may be less than the number of SPAC Shares subscribed for.

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, Schultze Special Purpose Acquisition Corp. has accepted this Subscription Agreement as of the date set forth below.

SCHULTZE SPECIAL PURPOSE ACQUISITION CORP.

By:

Name:

Title:

Address for Notices:
Schultze Special Purpose Acquisition Corp.
800 Westchester Avenue, Suite S-632
Rye Brook, New York 10573
Attention: George Schultze; Gary Julien
Email: schultze@samco.net; gjulien@samco.net

with a copy to:
Greenberg Traurig, P.A.
333 SE 2nd Avenue, Suite 4400
Miami, Florida 33131
Attention: Alan I. Annex, Esq.
Email: annexa@gtlaw.com

Date: November ___, 2020

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, Holdco has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

CLEVER LEAVES HOLDINGS INC.

By:

Name:

Title:

Address for Notices:
Clever Leaves Holdings Inc.
c/o Clever Leaves International Inc.
489 Fifth Avenue, 27th Floor
New York NY 10017
Attention: Kyle Detwiler, David Kastin
Email: kyle.detwiler@cleverleaves.com
david.kastin@cleverleaves.com

with a copy to:
Freshfields Bruckhaus Deringer US LLP
601 Lexington Avenue, 31st Floor
New York, NY 10022
Attention: Sebastian L. Fain, Esq.
Email: sebastian.fain@freshfields.com

Date: November ___, 2020

[Signature Page to Subscription Agreement]

SCHEDULE A
ELIGIBILITY REPRESENTATIONS OF THE INVESTOR

A.	QUALIFIED INSTITUTIONAL BUYER STATUS

(Please check the applicable subparagraphs):

1.	☐	We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act).

B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS

(Please check the applicable subparagraphs):

1.	☐	We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act. for one or more of the following reasons (Please check the applicable subparagraphs):

☐	We are a bank, as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or a fiduciary capacity.

☐	We are a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended.

☐	We are an insurance company, as defined in Section 2(13) of the Securities Act.

☐	We are an investment company registered under the Investment Company Act of 1940 or a business development company, as defined in Section 2(a)(48) of that act.

☐	We are a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐	We are a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if the plan has total assets in excess of $5 million.

☐	We are an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is being made by a plan fiduciary, as defined in Section 3(21) of such act, and the plan fiduciary is either a bank, an insurance company, or a registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million.

☐	We are a private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

☐	We are a corporation, Massachusetts or similar business trust, or partnership, or an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, that was not formed for the specific purpose of acquiring the Securities, and that has total assets in excess of $5 million.

Schedule A - 1

☐	We are a trust with total assets in excess of $5 million not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

☐	We are an entity in which all of the equity owners are accredited investors.

C.	AFFILIATE STATUS

(Please check the applicable box)

THE INVESTOR:

☐	is:

☐	is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

This page should be completed by the Investor and constitutes a part of the Subscription Agreement

Schedule A - 2

SCHEDULE B

ELIGIBILITY REPRESENTATIONS OF THE INVESTOR (Canadian Investors Only)

1.	We hereby declare, represent and warrant that:

(a)	we are purchasing the Shares as principal for our own account, or are deemed to be purchasing the Shares as principal for our own account in accordance with applicable Canadian securities laws, and not as agent for the benefit of another investor;

(b)	we are residents in or subject to the laws of one of the provinces or territories of Canada;

(c)	we are entitled under applicable securities laws to purchase the Shares without the benefit of a prospectus qualified under such securities laws and, without limiting the generality of the foregoing, are both:

a.	an “accredited investor” as defined in section 1.1 of National Instrument 45-106 Prospectus Exemptions (“NI 45-106”) or section 73.3(2) of the Securities Act (Ontario) by virtue of satisfying the indicated criterion in Section 11 below, and we are not a person created or used solely to purchase or hold securities as an “accredited investor” as described in paragraph (m) of the definition of "accredited investor" in section 1.1 of NI 45-106; and

b.	a “permitted client” as defined in section 1.1 of National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations (“NI 31-103”) by virtue of satisfying the indicated criterion in Section 12 below

(d)	we have received, reviewed and understood, this Subscription Agreement and certain disclosure materials relating to the placing of Shares in Canada and, are basing our investment decision solely on this Subscription and the materials provided by the Company and not on any other information concerning the Company or the offering of the Shares;

(e)	the acquisition of Shares does not and will not contravene any applicable Canadian securities laws, rules or policies of the jurisdiction in which we are resident and does not trigger (i) any obligation to prepare and file a prospectus or similar document or (ii) any registration or other similar obligation on the part of any person;

(f)	we will execute and deliver within the applicable time periods all documentation as may be required by applicable Canadian securities laws to permit the purchase of the Shares on the terms set forth herein and, if required by applicable Canadian securities laws, will execute, deliver and file or assist the Company in obtaining and filing such reports, undertakings and other documents relating to the purchase of the Shares as may be required by any applicable Canadian securities laws, securities regulator, stock exchange or other regulatory authority; and

(g)	neither we nor any party on whose behalf we are acting has been established, formed or incorporated solely to acquire or permit the purchase of Shares without a prospectus in reliance on an exemption from the prospectus requirements of applicable Canadian securities laws.

Schedule B - 1

2.	We are aware of the characteristics of the Shares, the risks relating to an investment therein and agree that we must bear the economic risk of its investment in the Shares. We understand that we will not be able to resell the Shares under applicable Canadian securities laws except in accordance with limited exemptions and compliance with other requirements of applicable law, and we (and not the Company) are responsible for compliance with applicable resale restrictions or hold periods and will comply with all relevant Canadian securities laws in connection with any resale of the Shares.

3.	We hereby undertake to notify the Company immediately of any change to any declaration, representation, warranty or other information relating to us set forth herein which takes place prior to the closing of the purchase of the Shares applied for hereby.

4.	We understand and acknowledge that (i) the Company is not a reporting issuer in any province or territory in Canada and its securities are not listed on any stock exchange in Canada and there is currently no public market for the Shares in Canada; and (ii) the Company currently has no intention of becoming a reporting issuer in Canada and the Company is not obligated to file and has no present intention of filing a prospectus with any securities regulatory authority in Canada to qualify the resale of the Shares to the public, or listing the Company’s securities on any stock exchange in Canada and thus the applicable restricted period or hold period may not commence and the Shares may be subject to an unlimited hold period or restricted period in Canada and in that case may only be sold pursuant to limited exemptions under applicable securities legislation.

5.	We confirm we have reviewed applicable resale restrictions under relevant Canadian legislation and regulations.

6.	It is acknowledged that we should consult our own legal and tax advisors with respect to the tax consequences of an investment in the Shares in our particular circumstances and with respect to the eligibility of the Shares for investment by us and resale restrictions under relevant Canadian legislation and regulations, and that we have not relied on the Company or on the contents of the disclosure materials provided by the Company, for any legal, tax or financial advice.

7.	If we are a resident of Quebec, we acknowledge that it is our express wish that all documents evidencing or relating in any way to the sale of the Shares be drawn in the English language only. Si nous sommes résidents de la province de Québec, nous reconnaissons par les présentes que c’est notre volonté expresse que tous les documents faisant foi ou se rapportant de quelque manière à la vente des engagements soient rédigés en anglais seulement.

8.	We understand and acknowledge that we are making the representations, warranties and agreements contained herein with the intent that they may be relied upon by the Company and the agents in determining our eligibility to purchase the Shares, including the availability of exemptions from the prospectus requirements of applicable Canadian securities laws in connection with the issuance of the Shares.

9.	We consent to the collection, use and disclosure of certain personal information for the purposes of meeting legal, regulatory, self-regulatory, security and audit requirements (including any applicable tax, securities, money laundering or anti-terrorism legislation, rules or regulations) and as otherwise permitted or required by law, which disclosures may include disclosures to tax, securities or other regulatory or self-regulatory authorities in Canada and/or in foreign jurisdictions, if applicable, in connection with the regulatory oversight mandate of such authorities.

Schedule B - 2

10.	If we are an individual resident in Canada, we acknowledge that: (A) the Company or the agents may be required to provide personal information pertaining to us as required to be disclosed in Schedule I of Form 45-106F1 Report of Exempt Distribution (“Form 45-106F1”) under NI 45-106 (including its name, email address, address, telephone number and the aggregate purchase price paid by the purchaser) (“personal information”) to the securities regulatory authority or regulator in the local jurisdiction (the “Regulator”); (B) the personal information is being collected indirectly by the Regulator under the authority granted to it in securities legislation; and (C) the personal information is being collected for the purposes of the administration and enforcement of the securities legislation; and by purchasing the securities, we shall be deemed to have authorized such indirect collection of personal information by the Regulator. Questions about the indirect collection of information should be directed to the Regulator in the local jurisdiction, using the contact information set out below:

(a)	in Alberta, the Alberta Securities Commission, Suite 600, 250 - 5th Street SW, Calgary, Alberta T2P 0R4, Telephone: (403) 297-6454, toll free in Canada: 1-877-355-0585;

(b)	in British Columbia, the British Columbia Securities Commission, P.O. Box 10142, Pacific Centre, 701 West Georgia Street, Vancouver, British Columbia V7Y 1L2, Inquiries: (604) 899-6581, toll free in Canada: 1-800-373-6393, Email: inquiries@bcsc.bc.ca;

(c)	in Manitoba, The Manitoba Securities Commission, 500 - 400 St. Mary Avenue, Winnipeg, Manitoba R3C 4K5, Telephone: (204) 945-2548, toll free in Manitoba 1-800-655-5244;

(d)	in New Brunswick, Financial and Consumer Services Commission (New Brunswick), 85 Charlotte Street, Suite 300, Saint John, New Brunswick E2L 2J2, Telephone: (506) 658-3060, toll free in Canada: 1-866-933-2222, Email: info@fcnb.ca;

(e)	in Newfoundland and Labrador, Government of Newfoundland and Labrador, Financial Services Regulation Division, P.O. Box 8700, Confederation Building, 2nd Floor, West Block, Prince Philip Drive, St. John’s, Newfoundland and Labrador, A1B 4J6, Attention: Director of Securities, Telephone: (709) 729-4189,

(f)	in the Northwest Territories, the Government of the Northwest Territories, Office of the Superintendent of Securities, P.O. Box 1320, Yellowknife, Northwest Territories X1A 2L9, Attention: Deputy Superintendent, Legal & Enforcement, Telephone: (867) 920-8984;

(g)	in Nova Scotia, the Nova Scotia Securities Commission, Suite 400, 5251 Duke Street, Duke Tower, P.O. Box 458, Halifax, Nova Scotia B3J 2P8, Telephone: (902) 424-7768;

(h)	in Nunavut, Government of Nunavut, Department of Justice, Legal Registries Division, P.O. Box 1000, Station 570, 1st Floor, Brown Building, Iqaluit, Nunavut X0A 0H0, Telephone: (867) 975-6590;

(i)	in Ontario, the Inquiries Officer at the Ontario Securities Commission, 20 Queen Street West, 22nd Floor, Toronto, Ontario M5H 3S8, Telephone: (416) 593-8314, toll free in Canada: 1-877-785-1555, Email: exemptmarketfilings@osc.gov.on.ca;

(j)	in Prince Edward Island, the Prince Edward Island Securities Office, 95 Rochford Street, 4th Floor Shaw Building, P.O. Box 2000, Charlottetown, Prince Edward Island C1A 7N8, Telephone: (902) 368-4569;

(k)	in Québec, the Autorité des marchés financiers, 800, Square Victoria, 22e étage, C.P. 246, Tour de la Bourse, Montréal, Québec H4Z 1G3, Telephone: (514) 395-0337 or 1-877-525-0337, Email: financementdessocietes@lautorite.qc.ca (For corporate finance issuers), fonds_dinvestissement@lautorite.qc.ca (For investment fund issuers);

Schedule B - 3

(l)	in Saskatchewan, the Financial and Consumer Affairs Authority of Saskatchewan, Suite 601 - 1919 Saskatchewan Drive, Regina, Saskatchewan S4P 4H2, Telephone: (306) 787-5879; and

(m)	in Yukon, Government of Yukon, Department of Community Services, Law Centre, 3rd Floor, 2130 Second Avenue, Whitehorse, Yukon Y1A 5H6, Telephone: (867) 667-5314.

11.	We hereby represent, warrant, covenant and certify that we are, or any party on whose behalf we are acting is, an “accredited investor” as defined in NI 45-106 or section 73.3(1) of the Securities Act (Ontario) by virtue of satisfying the indicated criterion below:

Please check the category that applies:

☐		a Canadian financial institution or a Schedule III bank of the Bank Act (Canada),

☐		the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

☐		a subsidiary of any person or company referred to in paragraphs (a) or (b) if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

☐		a person or company registered under the securities legislation of a province or territory of Canada as an adviser or dealer, except as otherwise prescribed by the regulations,

[omitted]

	(e.1)	[omitted]

☐		the Government of Canada, the government of a province or territory of Canada, or any Crown corporation, agency or wholly owned entity of the Government of Canada or of the government of a province or territory of Canada,

☐		a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec,

☐		any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

☐	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a province or territory of Canada,

[omitted]

☐	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds CAD$5,000,000,

[omitted]

[omitted]

☐		a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements,

☐		an investment fund that distributes or has distributed its securities only to a person that is or was an accredited investor at the time of the distribution,

a person that acquires or acquired securities in the circumstances referred to in sections 2.10 of NI 45-106 [Minimum amount investment], or 2.19 of NI 45-106 [Additional investment in investment funds], or a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 of NI 45-106 [Investment fund reinvestment],

Schedule B - 4

☐	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

☐	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

☐	a person acting on behalf of a fully managed account[1] managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

☐	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

☐	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (d) or paragraph (i) in form and function,

☐	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

☐	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser,

☐	a person that is recognized or designated by the Commission as an accredited investor,

☐	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

12.	We hereby represent, warrant, covenant and certify that we are, or any party on whose behalf we are acting is, a “permitted client” by virtue of the criterion indicated below,

Please check the category that applies:

☐	(a)	a Canadian financial institution or a Schedule III bank;

☐	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

☐	(c)	a subsidiary of any person or company referred to in paragraph (a) or (b), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of the subsidiary;

[1]	A “fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction.

Schedule B - 5

☐	(d)	a person or company registered under the securities legislation of a jurisdiction of Canada as an adviser, investment dealer, mutual fund dealer or exempt market dealer;

☐	(e)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions or a pension commission or similar regulatory authority of a jurisdiction of Canada or a wholly-owned subsidiary of such a pension fund;

☐	(f)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (e);

☐	(g)	the Government of Canada or a jurisdiction of Canada, or any Crown corporation, agency or wholly-owned entity of the Government of Canada or a jurisdiction of Canada;

☐	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

☐	(i)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Quebec;

☐	(j)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a managed account managed by the trust company or trust corporation, as the case may be;

☐	(k)	a person or company acting on behalf of a managed account managed by person or company, if the person or company is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

☐	(l)

an investment fund if one or both of the following apply:

(i) the fund is managed by a person or company registered as an investment fund manager under the securities legislation of a jurisdiction of Canada;

(ii) the fund is advised by a person or company authorized to act as an adviser under the securities legislation of a jurisdiction of Canada;

☐	(m)	in respect of a dealer, a registered charity under the Income Tax Act (Canada) that obtains advice on the securities to be traded from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity;

☐	(n)	in respect of an adviser, a registered charity under the Income Tax Act (Canada) that is advised by an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity;

☐	(o)	a registered charity under the Income Tax Act (Canada) that obtains advice on the securities to be traded from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity;

☐	(p)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5 million;

☐	(q)	a person or company that is entirely owned by an individual or individuals referred to in paragraph (o), who holds the beneficial ownership interest in the person or company directly or through a trust, the trustee of which is a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction;

☐	(r)	a person or company, other than an individual or an investment fund, that has net assets of at least C$25,000,000 as shown on its most recently prepared financial statements; or

☐	(s)	a person or company that distributes securities of its own issue in Canada only to persons or companies referred to in paragraphs (a) through (r).

Schedule B - 6